EXHIBIT 32	CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of MultiCell Technologies, Inc. (the "Company") hereby certify that:

The Quarterly Report on Form 10-QSB of the Company for the period ended February 28, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 14, 2005	Date:	April 14, 2005
By:	/s/ W. Gerald Newmin W. Gerald Newmin Chief Executive Officer, President and Treasurer	By:	/s/ Janice D. DiPietro Janice D. DiPietro Chief Financial Officer